Prospectus

April 30, 2001

Putnam Variable Trust
Class IA Shares

Putnam Variable Trust (the Trust) offers shares of beneficial interest in separate investments portfolios (collectively, the funds) for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Funds                             Growth and Income Funds
Putnam VT International Growth Fund      Putnam VT Growth and Income Fund
Putnam VT International                  Putnam VT New Value Fund
New Opportunities Fund
Putnam VT Vista Fund

This prospectus explains what you should know about the funds in the Trust. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



   CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

 5 What are the funds' main investment strategies and related risks?

 7 Who manages the funds?

 8 How to buy and sell fund shares

 8 How do the funds price their shares?

 9 Fund distributions and taxes

 9 Financial highlights


[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991          19.05%
1992           9.75%
1993          14.27%
1994           0.35%
1995          36.71%
1996          21.92%
1997          24.15%
1998          15.42%
1999           1.59%
2000           8.11%

Year-to-date performance through 3/31/2001 was -5.29%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year    5 years    10 years
-------------------------------------------------------------------------
Class IA                           8.11%     13.92%     14.67%
S&P 500 Index                     -9.10%     18.32%     17.45%
-------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998          18.69%
1999          60.21%
2000          -9.48%

Year-to-date performance through 3/31/2001 was -14.45%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                       Since
                                             Past    inception
                                            1 year    (1/2/97)
-------------------------------------------------------------------------
Class IA                                    -9.48%     18.96%
MSCI EAFE Index                            -14.17%      7.41%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998          15.58%
1999         102.96%
2000         -38.56%

Year-to-date performance through 3/31/2001 was -22.61%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was -19.22% (quarter ending 6/30/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year   (1/2/97)
-------------------------------------------------------------------------
Class IA                                    -38.56%      9.56%
MSCI EAFE Index                             -14.17%      7.41%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998           6.26%
1999           0.27%
2000          22.59%

Year-to-date performance through 3/31/2001 was 0.61%. During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending 12/31/98) and the lowest return for a quarter was -13.75% (quarter ending 9/30/99).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
-------------------------------------------------------------------------
Class IA                                    22.59%     11.35%
Russell 3000 Value Index                     8.04%     15.23%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 3000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 17.20% for the Standard & Poor's 500 Index.

PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998          19.48%
1999          52.90%
2000          -3.98%

Year-to-date performance through 3/31/2001 was -31.12%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was -20.73% (quarter ending 12/31/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
-------------------------------------------------------------------------
Class IA                                    -3.98%     21.31%
Russell Midcap Growth Index                -11.75%     17.84%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

  Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

  Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Illiquid investments. We may invest up to 10% of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

  Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

  Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

----------------------------------------------------------------
                                               Management
Putnam VT Fund                                    Fees
----------------------------------------------------------------
Putnam VT Growth and Income Fund                  0.46%
----------------------------------------------------------------
Putnam VT International Growth Fund               0.76%
----------------------------------------------------------------
Putnam VT International New Opportunities Fund    1.00%
----------------------------------------------------------------
Putnam VT New Value Fund                          0.70%
----------------------------------------------------------------
Putnam VT Vista Fund                              0.60%
----------------------------------------------------------------

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.



-----------------------------------------------------------------------------------
Fund name                          Year   Business experience (at least 5 years)
-----------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
-----------------------------------------------------------------------------------
David L. King                      1993   1983 - Present       Putnam Management
Managing Director

Hugh H. Mullin                     1998   1986 - Present       Putnam Management
Senior Vice President

Christopher G. Miller              2000   1998 - Present       Putnam Management
Senior Vice President                     Prior to Jan. 1998   Analytic TSA Global
                                                               Asset Management
-----------------------------------------------------------------------------------
Putnam VT International Growth Fund
-----------------------------------------------------------------------------------
Justin M. Scott                    1996   1988 - Present       Putnam Management
Managing Director

Omid Kamshad                       1996   1996 - Present       Putnam Management
Managing Director

Paul C. Warren                     1999   1997 - Present       Putnam Management
Senior Vice President                     Prior to May 1997    IDS Fund Management

Joshua L. Byrne                    2000   1993 - Present       Putnam Management
Senior Vice President

Stephen Oler                       2000   1997 - Present       Putnam Management
Senior Vice President                     Prior to June 1997   Templeton Investments

Simon Davis                        2000   2000 - Present       Putnam Management
Senior Vice President                     Prior to Sept. 2000  Deutsche Asset
                                                               Management
-----------------------------------------------------------------------------------
Putnam VT New Value Fund
-----------------------------------------------------------------------------------
David L. King                      1996   1983 - Present       Putnam Management
Managing Director
-----------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
-----------------------------------------------------------------------------------
Robert J. Swift                    1996   1995 - Present       Putnam Management
Managing Director

Stephen P. Dexter                  1999   1999 - Present       Putnam Management
Senior Vice President                     Prior to June 1999   Scudder Kemper Inc.

Peter J. Hadden                    2000   1992 - Present       Putnam Management
Senior Vice President
-----------------------------------------------------------------------------------
Putnam VT Vista Fund
-----------------------------------------------------------------------------------
Eric M. Wetlaufer                  1997   1997 - Present       Putnam Management
Managing Director                         Prior to Nov. 1997   Cadence Capital
                                                               Management

Margery C. Parker                  1998   1997 - Present       Putnam Management
Senior Vice President                     Prior to Dec. 1997   Keystone Investments

Dana F. Clark                      1999   1987 - Present       Putnam Management
Vice President
-----------------------------------------------------------------------------------



How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.




CLASS IA SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
                                                                                                           In Excess
                Net Asset                Net Realized                               In Excess   From Net      of Net
                  Value,       Net      and Unrealized    Total from    From Net      of Net    Realized     Realized
                Beginning   Investment    Gain (Loss) on  Investment   Investment   Investment   Gain on     Gain on
Year ended      of Period  Income (Loss)  Investments     operations     Income      Income    Investments Investments
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000            $26.80      $ .40(a)         $1.49          $1.89        $(.50)      $  --      $ (2.34)      $  --
1999             28.77        .47(a)          0.01            .48         (.41)         --        (2.04)         --
1998             28.32        .44(a)          3.77           4.21         (.50)         --        (3.26)         --
1997             24.56        .48             5.07           5.55         (.52)         --        (1.27)         --
1996             21.47        .65(a)          3.84           4.49         (.51)         --         (.89)         --
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International
Growth Fund
2000            $21.66      $ .31(a)        $(2.05)        $(1.74)       $(.41)      $  --      $ (1.79)      $  --
1999             13.52        .08(a)          8.06           8.14           --          --           --          --
1998             11.43        .11(a)          2.03           2.14         (.04)         --           --          --
1997*            10.00        .05(b)          1.56           1.61         (.05)       (.02)        (.04)       (.06)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International
New Opportunities Fund
2000            $23.31      $(.11)(a)       $(8.45)        $(8.56)       $(.01)      $  --      $ (1.03)      $  --
1999             11.49       (.05)(a)        11.88          11.83         (.01)         --           --          --
1998              9.96        .04(a)(b)       1.59           1.55         (.02)         --           --          --
1997*            10.00        .01(b)          (.02)          (.01)        (.01)       (.02)          --          --
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000            $11.86      $ .21(a)        $ 2.27         $ 2.48        $(.18)      $  --      $  (.64)      $  --
1999             12.03        .18(a)          (.14)           .04           --(e)       --         (.21)         --
1998             11.76        .16(a)           .57            .73         (.23)         --         (.23)         --
1997*            10.00        .18(a)          1.58           1.76           --          --           --          --
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
2000            $20.68      $(.05)(a)       $ (.73)        $ (.78)       $  --       $  --      $  (.25)      $  --
1999             14.72       (.05)(a)         7.64           7.59           --          --        (1.63)         --
1998             12.32       (.02)(a)         2.42           2.40           --          --           --          --
1997*            10.00         --(e)          2.32           2.32           --(e)       --           --          --
-----------------------------------------------------------------------------------------------------------------------

                                                            Total                                   Ratio of Net
                                                          Investment                    Ratio of     Investment
                     From                  Net Asset      Return at     Net Assets    Expenses to  Income (Loss)
                  Return of    Total      Value,  End     Net Asset   End of Period   Average Net   to  Average     Portfolio
Year ended         Capital  Distributions  of Period     Value(%)(c)  (in thousands)  Assets(%)(d)  Net Assets(%)  Turnover(%)
------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000              $  --        $(2.84)       $25.85          8.11       $8,675,872        .50           1.63          55.04
1999                 --         (2.45)        26.80          1.59        9,567,077        .50           1.66          53.68
1998                 --         (3.76)        28.77         15.42        9,948,386        .50           1.59          63.62
1997                 --         (1.79)        28.32         24.15        8,337,334        .51           2.08          64.96
1996                 --         (1.40)        24.56         21.92        5,679,100        .54           2.90          39.57
------------------------------------------------------------------------------------------------------------------------------
Putnam VT International
Growth Fund
2000              $  --        $(2.20)       $17.72         (9.48)        $696,527        .94           1.62          78.84
1999                 --            --         21.66         60.21          627,368       1.02            .51         107.38
1998               (.01)         (.05)        13.52         18.69          317,602       1.07            .84          98.31
1997*              (.01)         (.18)        11.43         16.13          150,884       1.20(b)         .79(b)       75.18
------------------------------------------------------------------------------------------------------------------------------
Putnam VT International
New Opportunities Fund
2000              $  --(e)     $(1.04)       $13.71        (38.56)        $255,447       1.21           (.57)        189.71
1999                 --          (.01)        23.31        102.96          330,982       1.41           (.36)        196.53
1998                 --          (.02)        11.49         15.58          135,451       1.60(b)        (.36)(b)     157.72
1997*                --          (.03)         9.96          (.10)         107,000       1.60(b)         .09(b)      131.89
------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000              $  --         $(.82)       $13.52         22.59         $302,930        .79           1.75          83.62
1999                 --          (.21)        11.86           .27          249,092        .80           1.40          98.21
1998                 --          (.46)        12.03          6.26          255,754        .81           1.34         130.96
1997*                --            --         11.76         17.60          195,391        .85           1.59          64.15
------------------------------------------------------------------------------------------------------------------------------
Putnam Vista Fund
2000              $  --         $(.25)       $19.65         (3.98)        $767,550        .67           (.22)        104.60
1999                 --         (1.63)        20.68         52.90          542,491        .75           (.29)        133.32
1998                 --            --         14.72         19.48          311,612        .77           (.12)        116.48
1997*                --(e)         --         12.32         23.21          170,660        .87             --          75.43
------------------------------------------------------------------------------------------------------------------------------

* For the period from January 2, 1997 (commencement of operations) to December 31, 1997.
a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of approximately less than $0.01 per share noted for the period ended December 31, 1998.
c Total return assumes dividend reinvestment.
d Includes amounts paid through expense offset and brokerage service arrangements.
e Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.



For more information about the funds of Putnam  Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS
                One Post Office Square
                Boston, Massachusetts 02109
                1-800-225-1581

                Address correspondence to
                Putnam Investor Services
                P.O. Box 989
                Boston, Massachusetts 02103

                www.putnaminvestments.com

                File No. 811-5346






Prospectus

April 30, 2001

Putnam Variable Trust
Class IB Shares

Putnam Variable Trust (the Trust) offers shares of beneficial interest in separate investments portfolios (collectively, the funds) for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Funds
Putnam VT International Growth Fund
Putnam VT International New Opportunities Fund
Putnam VT Vista Fund

Growth and Income Funds
Putnam VT Growth and Income Fund
Putnam VT New Value Fund

This prospectus explains what you should know about the funds in the Trust. Certain other funds of the Trust are offered through other prospectuses.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

 5  What are the funds' main investment strategies and related risks?

 7  Who manages the funds?

 8  How to buy and sell fund shares

 8  Distribution Plan

 9  How do the funds price their shares?

 9  Fund distributions and taxes

 9  Financial highlights


[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and prior to April 30, 1998 for Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund, Putnam VT New Value Fund and Putnam VT Vista Fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991        18.87%
1992         9.59%
1993        14.09%
1994         0.20%
1995        36.51%
1996        21.73%
1997        23.96%
1998        15.29%
1999         1.47%
2000         7.92%


Year-to-date performance through 3/31/2001 was -5.31%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                   Past       Past       Past
                                 1 year    5 years   10 years
--------------------------------------------------------------------------
Class IB                           7.92%     13.76%     14.50%
S&P 500 Index                     -9.10%     18.32%     17.45%
--------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998       18.47%
1999       60.10%
2000       -9.61%

Year-to-date performance through 3/31/2001 was -14.51%. During the periods shown in the bar chart, the highest return for a quarter was 35.44% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
--------------------------------------------------------------------------
Class IB                                     -9.61%     18.79%
MSCI EAFE Index                             -14.17%      7.41%
--------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998        15.42%
1999       102.80%
2000       -38.67%

Year-to-date performance through 3/31/2001 was -22.60%. During the periods shown in the bar chart, the highest return for a quarter was 57.09% (quarter ending 12/31/99) and the lowest return for a quarter was -19.22% (quarter ending 6/30/00).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
--------------------------------------------------------------------------
Class IB                                    -38.67%      9.42%
MSCI EAFE Index                             -14.17%      7.41%
--------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998         6.11%
1999         0.26%
2000        22.37%

Year-to-date performance through 3/31/2001 was 0.62%. During the periods shown in the bar chart, the highest return for a quarter was 16.34% (quarter ending 12/31/98) and the lowest return for a quarter was -13.68% (quarter ending 9/30/99).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
--------------------------------------------------------------------------
Class IB                                     22.37%     11.22%
Russell 3000 Value Index                      8.04%     15.23%
--------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 3000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 17.20% for the Standard & Poor's 500 Index.

PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998       19.50%
1999       52.59%
2000       -4.09%

Year-to-date performance through 3/31/2001 was -31.10%. During the periods shown in the bar chart, the highest return for a quarter was 41.27% (quarter ending 12/31/99) and the lowest return for a quarter was -20.74% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past   inception
                                            1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IB                                     -4.09%     21.17%
Russell Midcap Growth Index                 -11.75%     17.84%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Illiquid investments. We may invest up to 10% of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternate strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

----------------------------------------------------------------
                                           Management
Putnam VT Fund                                Fees
----------------------------------------------------------------
Putnam VT Growth and Income Fund             0.46%
----------------------------------------------------------------
Putnam VT International Growth Fund          0.76%
----------------------------------------------------------------
Putnam VT International
New Opportunities Fund                       1.00%
----------------------------------------------------------------
Putnam VT New Value Fund                     0.70%
----------------------------------------------------------------
Putnam VT Vista Fund                         0.60%
----------------------------------------------------------------

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.

--------------------------------------------------------------------------
Fund name                  Year   Business experience (at least 5 years)
--------------------------------------------------------------------------
Putnam VT Growth and Income Fund
--------------------------------------------------------------------------
David L. King              1993   1983 - Present         Putnam Management
Managing Director

Hugh H. Mullin             1998   1986 - Present         Putnam Management
Senior Vice President

Christopher G. Miller      2000   1998 - Present         Putnam Management
Senior Vice President             Prior to Jan. 1998     Analytic TSA Global
                                                         Asset Management
--------------------------------------------------------------------------
Putnam VT International Growth Fund
--------------------------------------------------------------------------
Justin M. Scott            1996   1988 - Present         Putnam Management
Managing Director

Omid Kamshad               1996   1996 - Present         Putnam Management
Managing Director

Paul C. Warren             1999   1997 - Present         Putnam Management
Senior Vice President             Prior to May 1997      IDS Fund Management

Joshua L. Byrne            2000   1993 - Present         Putnam Management
Senior Vice President

Stephen Oler               2000   1997 - Present         Putnam Management
Senior Vice President             Prior to June 1997     Templeton Investments

Simon Davis                2000   2000 - Present         Putnam Management
Senior Vice President             Prior to Sept. 2000    Deutsche Asset
                                                         Management
--------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
--------------------------------------------------------------------------
Robert J. Swift            1996   1995 - Present         Putnam Management
Managing Director

Stephen P. Dexter          1999   1999 - Present         Putnam Management
Senior Vice President             Prior to June 1999     Scudder Kemper Inc.

Peter J. Hadden            2000   1992 - Present         Putnam Management
Senior Vice President
--------------------------------------------------------------------------
Putnam VT New Value Fund
--------------------------------------------------------------------------
David L. King              1996   1983 - Present         Putnam Management
Managing Director
--------------------------------------------------------------------------
Putnam VT Vista Fund
--------------------------------------------------------------------------
Eric M. Wetlaufer          1997   1997 - Present         Putnam Management
Managing Director                 Prior to Nov. 1997     Cadence Capital
                                                         Management

Margery C. Parker          1998   1997 - Present         Putnam Management
Senior Vice President             Prior to Dec. 1997     Keystone Investments

Dana F. Clark              1999   1987 - Present         Putnam Management
Vice President
--------------------------------------------------------------------------

How to buy and sell  fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price  their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

A fund's investments in foreign securities may be subject to withholding taxes. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.



CLASS IB SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                         Net Asset      Net        Net Realized                               From net   In excess of
                           Value,    Investment   and Unrealized    Total from    From net    Realized   Net Realized     From
                         Beginning     Income     Gain (Loss) on    Investment   Investment    Gain on      Gain on     Return of
Year ended               of Period     (Loss)      Investments      operations     Income    Investments   Investments   Capital
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
2000                       $26.75    $ .36(a)        $ 1.48           $ 1.84     $ (.49)        $(2.34)        $--        $--
1999                        28.75      .41(a)           .04              .45       (.41)         (2.04)         --         --
1998**                      28.02      .26(a)           .47              .73         --             --          --         --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
2000                       $21.63   $  .21(a)        $(1.97)          $(1.76)   $  (.41)        $(1.79)        $--        $--
1999                        13.51      .05(a)          8.07             8.12         --             --          --
1998***                     13.44     (.04)(a)          .15              .11       (.03)            --          --       (.01)
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
2000                       $23.28   $ (.13)(a)       $(8.44)          $(8.57)   $  (.01)        $(1.03)        $--        $--(e)
1999                        11.48     (.16)(a)        11.96            11.80         --(e)          --          --         --
1998***                     11.39     (.05)(a)(b)       .14              .09         --             --          --         --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000                       $11.85   $  .20(a)       $  2.26          $  2.46      $(.18)        $ (.64)        $--        $--
1999                        12.02      .17(a)          (.13)             .04         --           (.21)         --         --
1998***                     11.91      .13(a)           .13              .26       (.13)          (.02)         --         --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
2000                       $20.65   $ (.08)(a)     $   (.72)         $  (.80)       $--        $  (.25)        $--        $--
1999                        14.73     (.07)(a)         7.62             7.55         --          (1.63)         --         --
1998***                     13.76     (.02)(a)          .99              .97         --             --          --         --
--------------------------------------------------------------------------------------------------------------------------------




                                                     Total                                         Ratio of Net
                                                   Investment                       Ratio of       Investment
                                      Net Asset     Return at      Net Assets      Expenses to    Income (Loss)
                         Total        Value, End    Net Asset     End of Period    Average Net     to Average       Portfolio
                      Distributions   of Period     Value(%)(c)  (in thousands)    Assets(%)(d)    Net Assets(%)   Turnover (%)
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
2000                    $(2.83)         $25.76         7.92         $513,216           .65             1.47           55.04
1999                     (2.45)          26.75         1.47          162,112           .65             1.55           53.68
1998**                      --           28.75         2.61*           7,583           .49*            1.20*          63.62
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
2000                   $ (2.20)         $17.67        (9.61)        $197,754          1.09             1.13           78.84
1999                        --           21.63        60.10           40,448          1.17              .31          107.38
1998***                   (.04)          13.51          .81*           1,234           .83*            (.29)*         98.31
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
2000                   $ (1.04)         $13.67       (38.67)        $184,660          1.36             (.74)         189.71
1999                        --(e)        23.28       102.80           33,554          1.56             (.97)         196.53
1998***                     --           11.48          .79*              85          1.18(b)*         (.44)(b)*     157.72
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000                   $  (.82)         $13.49        22.37         $ 30,806           .94             1.65           83.62
1999                      (.21)          11.85          .26            9,541           .95             1.43           98.21
1998***                   (.15)          12.02         2.28*             414           .65*            1.26*         130.96
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
2000                   $  (.25)         $19.60        (4.09)        $297,024           .82             (.36)         104.60
1999                     (1.63)          20.65        52.59           37,506           .90             (.42)         133.32
1998***                     --           14.73         7.05*             851           .62*            (.18)*        116.48
--------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.
 ** For the period from April 6, 1998 (commencement of operations) to December 31, 1998.
*** For the period from April 30, 1998 (commencement of operations) to December 31, 1998.
  a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
  b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of approximately less than $0.01 per share noted for the period ended December 31, 1998.
  c Total return assumes dividend reinvestment.
  d Includes amounts paid through expense offset and brokerage service arrangements.
  e Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.




For more information about the funds of Putnam  Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS


     One Post Office Square
     Boston, Massachusetts 02109
     1-800-225-1581

     Address correspondence to
     Putnam Investor Services
     P.O. Box 989
     Boston, Massachusetts 02103

     www.putnaminvestments.com

     File No. 811-5346